Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of REMARO GROUP CORP. (the “Company”) on Form 10-Q  for the quarterly period ended October 31, 2019,as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marina Funt, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

December 5, 2019                              By:       S/                           Marina Funt

                                            Name:                           Marina Funt

                                            Title:                        President and Chief Executive Officer and Chief Financial Officer